2011 Third Quarter Results October 25, 2011 © 2011 Total System Services, Inc.®. Proprietary. All rights reserved worldwide. Exhibit 99.2

Forward-Looking Statements
This presentation and comments made by management contain
forward-looking statements including, among others, statements regarding the expected future operating results of TSYS.  These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties and changes in circumstances.  Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-
looking terminology such as the words “believe,” “expect,” “anticipate,”
“intend,” “plan,” “estimate” or similar expressions.  Actual results may differ materially from those set forth in the forward-looking statements due to a variety of factors.  More information about these risks, uncertainties and factors may be found in TSYS’ 2010 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports
on Form 8-K.  TSYS does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

©2011 Total System Services, Inc.® . Proprietary. All rights reserved worldwide.

Use of Non-GAAP Financial Measures
This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles.
Such non-GAAP financial measures include the following: revenues before reimbursable items; operating margin excluding reimbursable items; revenues measured on a constant currency basis; the impact of termination fees on total revenues, operating income, income from continuing operations, and earnings per share from continuing operations; free cash flow; and EBITDA. The most comparable GAAP measures to these measures are revenues; operating margin;
revenues; revenues, operating income, income from continuing operations and earnings per share from continuing operations; cash flows from operating activities;
and net income, respectively. Management uses these non-GAAP financial measures to assess the performance of TSYS’ core business. TSYS believes that these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in evaluating TSYS’ operating results. These non-
GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

©2011 Total System Services, Inc.®. Proprietary. All rights reserved worldwide.

Phil Tomlinson Chairman and Chief Executive Officer © 2011 Total System Services, Inc.®. Proprietary. All rights reserved worldwide.

Jim Lipham Chief Financial Officer © 2011 Total System Services, Inc.®. Proprietary. All rights reserved worldwide.

Consolidated Selected Financial Highlights

©2011 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
$  459,747 $  433,236 6.1%
Total Revenues
$  1,336,732 $  1,277,586 4.6%
390,161 363,192 7.4
Revenues Before Reimbursable Items
1,133,015 1,068,592 6.0
81,180 78,914 2.9
Operating Income
232,738 238,455 (2.4)
58,148 48,206 20.6
Income from Continuing Operations to
TSYS Common Shareholders
160,684 149,937 7.2
58,148 45,743 27.1
Net Income Attributable to TSYS Common
Shareholders
160,684 146,773 9.5
2,233.3 1,981.2 12.7
Total Cardholder Transactions (in millions)
6,321.8 5,582.2 13.3
$0.30 $0.25 23.9
Earnings Per Share from Continuing
Operations Attributable to TSYS Common
Shareholders
$0.83 $0.76 9.7
YTD
2011
YTD
2010
Percent
Change
(in thousands, except per share data)
3rd Qtr
2011
3rd Qtr
2010
Percent
Change

2011 YTD Revenue Change
Revenues Before Reimbursable Items

©2011 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
10%
25%
5%
0%
4.1%
Internal
Growth
New
Clients
2.6%
Acquisitions
3.6%
Lost
Business,
Non-recurring
Items and
Price
Compression
(5.8%)
Reported
6.0%
Currency
20%
15%
1.5%

Consolidated Accounts on
File Portfolio Summary
Consumer Credit
194.2 180.2 7.7 194.2 187.6 3.5
Government
Services
32.6 26.9 21.4 32.6 30.0 8.7
Retail
23.2 23.1 0.2 23.2 23.7
(2.4)
Total Consumer
250.0 230.2 8.6 250.0 241.3 3.6
Commercial
59.6 51.9 14.7 59.6 55.2 7.9
Other
7.0 5.7 23.6 7.0 6.7 4.9
Subtotal
316.6 287.8 10.0 316.6 303.2 4.4
Prepaid /
Stored Value
75.8 51.4 47.7 75.8 72.8 4.1
Total AOF
392.4 339.2 15.7 392.4 376.0 4.3
(in millions)
Sep
2011
Sep
2011
Sep
2010
Sep
2010
%
Change
%
Change
Sep
2011
Sep
2011
Jun
2011
Jun
2011
%
Change
%
Change

©2011 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Key Drivers
3Q 2011 Year Over Year
Segment Financial Highlights
• Strong organic growth
• Increased volumes
•
Volumes
– Accounts on file were 341.9 million
– Total cardholder transactions were 1,872.8 million,
an increase of 12.9%
Revenues
$243.9 million
Excluding Reimbursables
$206.1 million
Operating Income
$68.0 million
Operating Margin
27.9%
Excluding Reimbursables
33.0%
Same Client Transactions
1,867.6 million
Increase of  12.7%
North America
Services

©2011 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Key Drivers
3Q 2011 Year Over Year
Segment Financial Highlights
• Favorable currency impact on revenues of
$4.9 million
• Conversion of new clients
•
Volumes
– Accounts on file were 50.5 million
– Total cardholder transactions were 360.5 million, an
increase of 11.7%

©2011 Total System Services, Inc.® Proprietary. All rights reserved worldwide.
Revenues
$99.9 million
Constant currency basis
$95.0 million
Operating Income
$8.3 million
Operating Margin
8.3%
Excluding Reimbursables
8.6%
Same Client Transactions
347.5 million
Increase of 7.8%
International
Services

Merchant Services

Revenues
$122.9 million

Excluding Reimbursables
$93.2 million

Operating Income
$27.4 million

Operating Margin
22.3%

Excluding Reimbursables
29.4%

TSYS

Key Drivers
3Q 2011 Year Over Year
Segment Financial Highlights
• Acquisition of TermNet
• Decline in revenues associated with
deconverted clients
•
Volumes
– Point-of-Sale Transactions were 1,263.3 million, a
decrease of 6.1%
– Excluding deconverted clients, Point-of-Sale
Transactions increased 5.1%

©2011 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Cash Flow Strength:
2011 TTM Consolidated Financial Highlights
$473
$407
$240
$213
$281
$0
$75
$150
$225
$300
$375
$450
$525
EBITDA Cash flow from operations Free cash flow Net income Ending cash
(in millions)
TTM = Trailing Twelve Months

©2011 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Revised 2011 Guidance
©2011 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Range
Change
Range
Percent Change
Total Revenues $1,786 to $1,800 4 % to 5%
Reimbursable Items 266 to 270 (3) to (2)
Revenues Before Reimbursable Items 1,520 to 1,530 5 to 6
Income from Continuing Operations Available
to TSYS Common Shareholders 219 to 221 11 to 12
Earnings per Share from Continuing
Operations $1.14 to $1.15 14 to 15
Average Shares 192.0
(in millions, except per share data)

Appendix © 2011 Total System Services, Inc.®. Proprietary. All rights reserved worldwide.

Appendix Non-GAAP Reconciliation –
Revenues Before Reimbursable Items
Three Months Ended Nine Months Ended
9/30/11 9/30/10 9/30/11 9/30/10
Total Revenues $  459,747      $   433,236 $  1,336,732      $  1,277,586
Reimbursable Items 69,586 70,044 203,717 208,994
Revenues Before Reimbursable Items $   390,161 $   363,192 $   1,133,015 $  1,068,592
(in thousands)

©2011 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Three Months Ended
9/30/11         9/30/10
Three Months Ended
9/30/11         9/30/10
Three Months Ended
9/30/11         9/30/10
Operating Income (a) $  68,016      $  52,645 $   8,279 $   12,305 $  27,398 $  31,439
Total Revenues (b) 243,899 231,547 99,891 85,327 122,933 125,178
Reimbursable Items 37,812 38,647 3,751 3,078 29,713 30,144
Revenues Before
Reimbursable Items(c) 206,087 192,900 96,140 82,249 93,220 95,034
Operating Margin (a)/(b) 27.89% 22.74% 8.29% 14.42% 22.29% 25.12%
Operating Margin Excluding Reimbursables (a)/(c) 33.00% 27.29% 8.61% 14.96% 29.39% 33.08%
Appendix Non-GAAP Reconciliation – Segment
Operating Margin Excluding Reimbursable Items
North America International Merchant
(in thousands)

©2011 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Nine
Months Ended
9/30/11        9/30/10
Percentage
Change
Three
Months Ended
9/30/11        9/30/10
Percentage
Change
Appendix Non-GAAP Reconciliation –
Constant Currency
(1) Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2) Reflects the impact of calculated changes in foreign currency rates from the comparable period.
(in thousands)
Consolidated:
Constant Currency (1) $ 454,852 $ 433,236 5.0% $ 1,319,653 $ 1,277,586 3.3%
Foreign Currency (2) 4,895 --- 17,079 ---
Total Revenues 459,747 433,236 6.1% 1,336,732 1,277,586 4.6%
International Services:
Constant Currency (1) $ 94,974 $ 85,327 11.3% $ 271,137 $242,706 11.7%
Foreign Currency (2) 4,916 --- 17,134 ---
Total Revenues $99,891 $85,327 17.1% $288,271 $242,706 18.8%

©2011 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix Non-GAAP Reconciliation – EBITDA
Trailing Twelve
Months Ended
9/30/2011
Net Income $     213,385
Adjusted for:
Add: Discontinued Operations 81
Deduct: Equity in Income of Equity Investments (10,254)
Add: Income Taxes 94,921
Add: Nonoperating expense 5,578
Add: Depreciation and Amortization 169,407
EBITDA $    473,118
(in thousands)

©2011 Total System Services, Inc.® Proprietary. All rights reserved worldwide.

Appendix Non-GAAP Reconciliation – Free Cash Flow
Trailing Twelve
Months Ended
9/30/2011
Cash Flows from Operating Activities $     406,923
Less:
Purchase of Property and Equipment (34,820)
Additions to Licensed Computer Software from Vendors (52,635)
Additions to Internally Developed Computer Software (23,577)
Additions to Contract Acquisition Costs (55,401)
Free Cash Flow $     240,490
(in thousands)

©2011 Total System Services, Inc.® Proprietary. All rights reserved worldwide.